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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): June 10, 2003

VERTIS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	333-97721 (Commission File Number)	13-3768322 (IRS Employer Identification Number)
250 West Pratt Street Baltimore, Maryland (Address of Principal Executive Offices)		21201 (Zip Code)
(410) 528-9800 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        On June 10, 2003, Vertis, Inc. announced that that on Friday June 6, 2003, it successfully issued $350 million of 9 3/4% senior secured second lien notes due 2009. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

        The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated June 10, 2003, issued by Vertis, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.
By:	/s/ JOHN V. HOWARD, JR. Name: John V. Howard, Jr. Title: Senior Vice President—General Counsel

Date: June 10, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 10, 2003, issued by Vertis, Inc.

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX